Fourth Quarter 2017 Investor Update Fourth Quarter 2017 Highlights and Accomplishments • Acquired one property, encompassing approximately 451,600 square feet for approximately $130.0 million, leased in its entirety to LPL Holdings, Inc. • Sold the One Century Plaza property located in Nashville, Tennessee for total proceeds of $100.0 million, less closing costs and other closing credits. We recognized a gain of approximately $32.1 million. • Sold the DreamWorks Animation Headquarters located in Glendale, California for total proceeds of $290.0 million, less closing costs and other closing credits. We recognized a gain of approximately $79.9 million. Proceeds from the sale will be used to execute a series of 1031 exchanges to defer the taxable gain. • We executed new and renewal leases totaling 216,324 and 597,878 square feet for the year ended December 31, 2017, respectively. In the quarter ended December 31, 2017, we executed a new 162-month lease with Consolidated Container Co. for 51,850 square feet in Atlanta, GA. • The weighted average remaining lease term is approximately 6.5 years(1) with average annual rental increases of approximately 2.1%.(4) • As of December 31, 2017, our portfolio consists of 73(1) properties (87 buildings) and comprises approximately 18.2(1) million square feet. The total capitalization(2) of our portfolio is approximately $3.2 billion(1). • Approximately 64.8%(1) of our portfolio’s net rental revenue is generated by investment grade rated(3) companies that either lease the properties directly, have their leases guaranteed by an investment grade rated company, or have a parent company that carries an investment grade rating. • Total revenue was $346.5 million for the year ended December 31, 2017, compared to $344.3 million for the year ended December 31, 2016. The change in total revenue was due to an increase in lease termination income during 2017, offset by a reduction in rental income due to lower occupancy. • Our debt to total real estate acquisition value as of December 31, 2017 was 49.3%(1). • Modified funds from operations, or MFFO, as defined by the Investment Program Association (IPA), was approximately $148.7 million for the year ended December 31, 2017, compared to approximately $149.9 million for the same period in 2016. • Net income attributable to common stockholders was $140.7 million or $0.81 per basic and diluted share for the year ended December 31, 2017, compared to $25.3 million or $0.14 per basic and diluted share for the year ended December 31, 2016. THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY SECURITIES. THE INFORMATION HEREIN MUST BE READ IN CONJUNCTION WITH GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC.’S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, INCLUDING THE IMPLICATIONS AND RISKS DESCRIBED THEREIN. AN INVESTMENT IN GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THIS PROGRAM WILL BE ATTAINED. (1) Excludes the property information related to interests held in certain joint ventures. (2) Total capitalization includes the outstanding debt balance plus total equity raised and issued, including operating partnership units, net of redemptions. (3) Investment grade descriptions are those of either tenants and/or guarantors with investment grade credit ratings or whose non-guarantor parent companies have investment grade credit ratings or what management believes are generally equivalent ratings. Of the 64.8% net rent, 55.5% is from Nationally Recognized Statistical Rating Organization (NRSRO) credit ratings, with the remaining 9.3% being from non-NRSROs, but having a rating that we believe is generally equivalent to an NRSRO investment grade rating. Bloomberg’s default risk rating is one example of a non-NRSRO rating. (4) Weighted average rental increase is based on the full lease term, which is from the original commencement date. This term may differ from the remaining term of the lease at acquisition. LPL Financial Carolinas Corporate Campus | Fort Mill, SC

Acquisitions and Property Map (as of December 31, 2017) 59 60 61 6263 64 65 66 68 59 70 72 69 1 3 4 5 6 9 10 1145 48 13 14 1546 16 17 20 21 22 23 24 25 26 27 28 29 30 32 3343 34 35 47 12 36 38 39 44 40 42 37 2 49 51 53 52 55 58 56 57 18 67 71 73 54 8 1931 41 50 7 AT&T Wireless Redmond, Washington Quad/Graphics Loveland, Colorado Travelers Indemnity Company Greenwood Village, Colorado Hopkins Manufacturing Corporation Emporia, Kansas Chicago Bridge & Iron Plainfield, Illinois Renfro Corporation Clinton, South Carolina Westinghouse Electric Company Cranberry, Pennsylvania TransDigm Group Whippany, New Jersey Zeller Plastik USA Libertyville, Illinois Northrop Grumman Systems Corporation Beavercreek, Ohio HealthNet of California, a Centene Corporation company Rancho Cordova, California Comcast Cable Holdings Greenwood Village, Colorado Rivertech Corporate Center Renton, Washington Schlumberger Technology Corporation Houston, Texas United Technologies Corporation Charlotte, North Carolina Avnet, Inc. Chandler, Arizona Cigna Corporation Phoenix, Arizona Nokia Networks Arlington Heights, Illinois Verizon Wireless Warren, New Jersey Fox Head, Inc. Irvine, California Coca-Cola European Partners US, LLC Atlanta, Georgia General Electric Company Atlanta, Georgia Community Insurance Company Cincinnati, Ohio Express Scripts Cincinnati, Ohio JP Morgan Chase Columbus, Ohio IBM Dublin, Ohio Aetna Life Insurance Company Arlington, Texas CHRISTUS Health Irving, Texas Roush Industries Detroit, Michigan Molina Healthcare of Wisconsin, Inc. Milwaukee, Wisconsin J.G. Wentworth Wayne, Pennsylvania Comcast Corporation Lynnwood, Washington United HealthCare Services St. Louis, Missouri Honeywell Mobility & Scanning Lynnwood, Washington Hyundai Capital USA/BlueLinx* Atlanta, Georgia Farmers Insurance Exchange Olathe, Kansas Caterpillar, Inc. Joliet, Illinois DigitalGlobe, Inc. Westminster, Colorado Waste Management of Arizona Phoenix, Arizona BT Infonet El Segundo, California Wyndham Worldwide Operations Parsippany, New Jersey Ace Hardware Corporation Oak Brook, Illinois Equifax Workforce Solutions Maryland Heights, Missouri American Express Service Center Phoenix, Arizona Tivo/SoftBank* San Carlos, California The Vanguard Group, Inc. Charlotte, North Carolina Parallon Business Performance Group Largo, Florida Restoration Hardware Patterson, California Level 3 Communications, a CenturyLink Inc. company Lone Tree, Colorado TALX/EQUIFAX Earth City, Missouri Community Insurance Company Cincinnati, Ohio Wells Fargo Bank Charlotte, North Carolina General Electric Company West Chester, Ohio Wood Group USA Houston, Texas Bridgestone/Firestone Bloomingdale, Illinois Cameron Solutions Houston, Texas CF Industries Deerfield, Illinois Conifer Health Solutions/T-Mobile West Corp.* Frisco, Texas Baker Hughes, a GE Company Houston, Texas Humana Miramar, Florida Jackson National Life Insurance Company Denver, Colorado Leidos Holdings, Inc. Columbia, Maryland McCain Foods USA Lisle, Illinois NEC Corporation Irving, Texas Qwest Communications, a CenturyLink Inc. company Dublin, Ohio State Farm Mutual Auto. Insurance Co Atlanta, Georgia Charter Communications, Inc. Herndon, Virginia Mercedes Benz Financial Services Fort Worth, Texas DynCorp Fort Worth, Texas Samsonite Jacksonville, Florida HealthSpring Nashville, Tennessee ABB Jefferson City, Missouri LPL Financial Fort Mill, South Carolina 20 21 26 27 32 33 38 39 44 45 50 51 56 57 62 63 68 69 2 1514 98 3 73 67 61 55 49 43 37 31 25 19 13 7 1

Fourth Quarter 2017 * Represents a two-building property, with each building occupied by a single tenant. AT&T Wireless Redmond, Washington Quad/Graphics Loveland, Colorado Travelers Indemnity Company Greenwood Village, Colorado Hopkins Manufacturing Corporation Emporia, Kansas Chicago Bridge & Iron Plainfield, Illinois Renfro Corporation Clinton, South Carolina Westinghouse Electric Company Cranberry, Pennsylvania TransDigm Group Whippany, New Jersey Zeller Plastik USA Libertyville, Illinois Northrop Grumman Systems Corporation Beavercreek, Ohio HealthNet of California, a Centene Corporation company Rancho Cordova, California Comcast Cable Holdings Greenwood Village, Colorado Rivertech Corporate Center Renton, Washington Schlumberger Technology Corporation Houston, Texas United Technologies Corporation Charlotte, North Carolina Avnet, Inc. Chandler, Arizona Cigna Corporation Phoenix, Arizona Nokia Networks Arlington Heights, Illinois Verizon Wireless Warren, New Jersey Fox Head, Inc. Irvine, California Coca-Cola European Partners US, LLC Atlanta, Georgia General Electric Company Atlanta, Georgia Community Insurance Company Cincinnati, Ohio Express Scripts Cincinnati, Ohio JP Morgan Chase Columbus, Ohio IBM Dublin, Ohio Aetna Life Insurance Company Arlington, Texas CHRISTUS Health Irving, Texas Roush Industries Detroit, Michigan Molina Healthcare of Wisconsin, Inc. Milwaukee, Wisconsin J.G. Wentworth Wayne, Pennsylvania Comcast Corporation Lynnwood, Washington United HealthCare Services St. Louis, Missouri Honeywell Mobility & Scanning Lynnwood, Washington Hyundai Capital USA/BlueLinx* Atlanta, Georgia Farmers Insurance Exchange Olathe, Kansas Caterpillar, Inc. Joliet, Illinois DigitalGlobe, Inc. Westminster, Colorado Waste Management of Arizona Phoenix, Arizona BT Infonet El Segundo, California Wyndham Worldwide Operations Parsippany, New Jersey Ace Hardware Corporation Oak Brook, Illinois Equifax Workforce Solutions Maryland Heights, Missouri American Express Service Center Phoenix, Arizona Tivo/SoftBank* San Carlos, California The Vanguard Group, Inc. Charlotte, North Carolina Parallon Business Performance Group Largo, Florida Restoration Hardware Patterson, California Level 3 Communications, a CenturyLink Inc. company Lone Tree, Colorado TALX/EQUIFAX Earth City, Missouri Community Insurance Company Cincinnati, Ohio Wells Fargo Bank Charlotte, North Carolina General Electric Company West Chester, Ohio Wood Group USA Houston, Texas Bridgestone/Firestone Bloomingdale, Illinois Cameron Solutions Houston, Texas CF Industries Deerfield, Illinois Conifer Health Solutions/T-Mobile West Corp.* Frisco, Texas Baker Hughes, a GE Company Houston, Texas Humana Miramar, Florida Jackson National Life Insurance Company Denver, Colorado Leidos Holdings, Inc. Columbia, Maryland McCain Foods USA Lisle, Illinois NEC Corporation Irving, Texas Qwest Communications, a CenturyLink Inc. company Dublin, Ohio State Farm Mutual Auto. Insurance Co Atlanta, Georgia Charter Communications, Inc. Herndon, Virginia Mercedes Benz Financial Services Fort Worth, Texas DynCorp Fort Worth, Texas Samsonite Jacksonville, Florida HealthSpring Nashville, Tennessee ABB Jefferson City, Missouri LPL Financial Fort Mill, South Carolina 18 24 30 36 42 48 54 60 66 72 22 23 28 29 34 35 40 41 46 47 52 53 58 59 64 65 70 71 AT&T | Redmond, WA LPL Financial Carolinas Corporate Campus | Fort Mill, SC Allstate Insurance Company | Lone Tree, CO 1716 121110 654

Fourth Quarter 2017 Tenant Business Diversity(8) (5) Excludes the property information related to interests held in certain joint ventures. (6) Average annual rent increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. (7) Current period debt rate includes the effect of interest rate swaps and excludes the effect of debt premiums/discounts and deferred financing costs. Size of Portfolio: 18.2 million square feet Leased: 96.5% Remaining Average Lease Term: 6.5 years Average Annual Rental Increase(6): 2.1% Current Average Debt Rate(7): 3.5% Portfolio at a Glance(5) (as of December 31, 2017) (8) Classification is based on the 2016 Global Industry Classification Standard (GICS). As of December 31, 2017, no tenant accounted for more than 5% of total annualized net rental revenue. Excludes the property information related to interests held in certain joint ventures. (9) Tenant industry groups classified in the Other category account for less than 3% of total annualized net rent for the 12-month period subsequent to December 31, 2017 on an individual basis. Capital Goods - 19.1% Energy - 4.6% Telecom Services - 10.8% Retailing - 4.5% Insurance - 10.1% Consumer Durables & Apparel - 3.7% Healthcare Equipment & Services - 8.8% Technology, Hardware & Equipment - 3.7% Diversified Financials - 8.6% Consumer Services - 3.7% Software & Services - 7.1% Other - 10.6% (9) Media - 4.7%

Not insured by the FDIC, NCUA or any other government agency Not a deposit May lose value No bank guarantee ©2018 Griffin Capital Essential Asset REIT, Inc. All rights reserved. Understanding Investment Risks An investment in Griffin Capital Essential Asset REIT, Inc. is subject to risks, including the following: • There is currently no public trading market for our shares and there may never be one; therefore, it will be difficult for our stockholders to sell their shares. • We have paid, and may continue to pay, distributions from sources other than our cash flows from operations, including net proceeds from our public offerings or from borrowings in anticipation of future cash flows. We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. • Our ability to operate profitably will depend upon the ability of our advisor to efficiently manage our day-to-day operations. • There are substantial conflicts of interest among us and our sponsor, advisor and property manager. • We have no employees and must depend on our advisor to select investments and conduct our operations, and there is no guarantee that employees of our advisor will devote adequate time or resources to us. • We will pay substantial fees and expenses to our advisor and its affiliates, which will reduce cash available for investment and distribution. • We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investments. • We may not be able to sell our properties at a price equal to, or greater than, the price for which we purchased such properties, which may lead to a decrease in the value of our assets. • In determining our net asset value per share, we relied and will rely upon a valuation of our portfolio of properties. Valuations and appraisals of our properties are estimates of fair value and may not necessarily correspond to realizable value upon the sale of such properties, therefore our net asset value per share may not reflect the amount that would be realized upon a sale of each of our properties. • Adverse economic conditions may negatively affect our property values, returns and profitability. • Many of our properties depend upon a single tenant for all or a majority of their rental income, and our financial condition and ability to make distributions may be adversely affected by the bankruptcy or insolvency, a downturn in the business, or a lease termination. • If we breach covenants under our certain secured mortgage loans and our unsecured credit facility with KeyBank National Association and a syndicate of other syndicate lenders, we could be held in default under such loans, which could accelerate our repayment dates and materially adversely affect the value of an investment in us. • Increases in interest rates could increase the amount of our debt payments and adversely affect our ability to make distributions to our stockholders. • Disruptions in the credit markets and real estate markets could have a material adverse effect on our results of operations, financial condition and ability to pay distributions to our stockholders. • Failure to continue to qualify as a Real Estate Investment Trust (“REIT”) would adversely affect our operations and our ability to make distributions as we will incur tax liabilities. • Our stockholders who reinvest their distributions in our common stock are still subject to a potential tax liability. • Special considerations apply to employee benefit plans, IRAs, or other tax-favored benefit accounts investing in our shares. www.griffincapital.com $70k $50k 0 $20k $30k $10k $40k

GRIFFIN CAPITAL

ESSENTIAL ASSET REIT

www.griffincapital.com

Distributions Paid and Declared by Quarter[10]
(in thousands)



$35k
$30k
$25k
$20k
$15k
$10k
$5k
0
$29,974
$30,375
$30,293
$30,055
$30,627
Q4 2017
Q3 2017
Q2 2017
Q1 2017
Q4 2016

Distributions Paid[11]
(in thousands)

Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016
$29,809	$30,393	$30,477	$29,986	$30,393

Modified Funds From Operations (MFFO) Reconciliation
(in thousands)

Reconciliation of net income to Funds From Operations (FFO)	Q4 2017 Three Months Ended Dec. 31, 2017	Q3 2017 Three Months Ended Sept. 30, 2017	Q2 2017 Three Months Ended June 30, 2017	Q1 2017 Three Months Ended March 31, 2017	Q4 2016 Three Months Ended Dec. 31, 2016
GAAP net income from 10Q/10K	$113,222	$9,445	$9,160	$14,306	$457
Adjustments:					
Depreciation of building and improvements	13,738	13,948	14,211	14,085	14,406
Amortization of leasing costs and intangibles	14,055	14,280	15,734	16,504	19,532
Impairment provision	2,785	—	—	5,675	—
Equity interest of depreciation of building and improvements - unconsolidated entities	639	620	619	618	618
Equity interest of amortization of intangible assets - unconsolidated entities	1,162	1,165	1,171	1,176	1,182
Gain from sale of depreciable operating property	(112,089)	—	(4,293)	—	—
FFO	**$33,512**	**$39,458**	**$36,602**	**$52,364**	**$36,195**
Distributions to non-controlling interests	(1,194)	(1,194)	(1,181)	(1,168)	(1,194)
FFO, adjusted for distributions to noncontrolling interests	**$32,318**	**$38,264**	**$35,421**	**$51,196**	**$35,001**
Reconciliation of FFO to MFFO					
Adjusted FFO	$32,318	$38,264	$35,421	$51,196	$35,001
Adjustments:					
Revenues in excess of cash received (a)	(2,864)	(3,443)	(2,481)	(2,584)	(2,887)
Amortization of above/(below) market rent (b)	379	589	316	405	1,068
Amortization of debt premium/(discount)	8	8	8	(438)	(1,096)
Amortization of ground leasehold interests (below market)	7	7	7	7	7
Revenues in excess of cash received (c)	—	—	—	(12,845)	(100)
Financed termination fee payments received	1,606	3,211	5,070	1,896	286
Equity interest of revenues in excess of cash received (straight-line rents) - unconsolidated entities (a)	(31)	(31)	(112)	(137)	(137)
Unrealized gain on derivatives	(12)	(11)	12	(17)	70
Equity interest of amortization of above/(below) market rent - unconsolidated entities	739	741	744	744	744
MFFO	**$32,150**	**$39,335**	**$38,985**	**$38,227**	**$32,956**

For more information, please refer to "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" section on pages 37-53 of our Form 10-K for the year ended December 31, 2017.

FFO By Quarter
(see financial reconciliation tables above)



$70k
$50k
$40k
$30k
$20k
$10k
0
$32,318
$38,264
$35,421
$51,196
$35,001
Q4 2017
Q3 2017
Q2 2017
Q1 2017
Q4 2016

MFFO By Quarter
(see financial reconciliation tables above)



$70k
$50k
$40k
$30k
$20k
$10k
0
$32,150
$39,335
$38,985
$38,227
$32,956
Q4 2017
Q3 2017
Q2 2017
Q1 2017
Q4 2016

MFFO should not be used as a cover metric for distributions.

(10) As monthly distributions are paid in arrears, the total distributions paid and declared include the portion of distributions which were not paid until the first month following quarter end, including distributions paid to common shareholders. We have paid, and may continue to pay, distributions from net cash flow from property operations, the net proceeds of our public offerings, from borrowings in anticipation of future cash flows or from other sources. We may be required to sell assets or issue new securities for cash in order to pay distributions. Any such action could reduce the amount of capital we ultimately invest in assets and negatively impact the amount of income available for future distributions. For the quarter ended December 31, 2017, cash distributions paid represented 59% of total distributions and shares issued pursuant to the distribution reinvestment plan represented 41% of total distributions for the quarter. The Board of Directors declared a distribution rate of $0.001901096 per day per share (distributions are declared quarterly and paid monthly). Future distribution declarations are at the sole discretion of the Board and are not guaranteed. A portion of our distributions may be funded from the proceeds of our offerings or from borrowings in anticipation of future cash flow, some or all of which may constitute a return of capital. During the years ended December 31, 2016, 2015, 2014, 2013, 2012 and 2011, we funded a portion of our total distributions (including reinvested distributions and distributions declared and not yet paid) using cash flow from operations and a portion using proceeds from our public offerings. Since our inception, cash distributions paid represented 53% of total distributions and shares issued pursuant to the distribution reinvestment plan represented 47% of total distributions.

(11) Represents distributions paid to common shareholders in cash and through shares issued pursuant to the distribution reinvestment plan.

Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date originally made. We cannot guarantee the accuracy of any such forward-looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

MFFO Reconciliation Notes

(a) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays). This may result in income recognition that is different than the underlying contract terms. By adjusting for the change in deferred rent receivables, MFFO may provide useful supplemental information on the realized economic impact of the underlying lease, providing insight on the expected contractual cash flows of such lease terms, and aligns results with our analysis of operating performance.

(b) Under GAAP, above and below market leases are assumed to change predictably in value over time. Similar to depreciation and amortization of other real estate related assets, which are excluded from FFO, so is the amortization of above and below market lease value. However, because real estate values and market lease rates historically rise or fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, we believe that by adjusting this matrix for the amortization relating to above and below market leases, MFFO may provide useful supplemental information on the performance of the real estate.

(c) Item is considered an isolated event not associated with our continuing operations.

IU-EA141(040418)

EA-IU4165(0418)